UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2023 (August 19, 2023)

Cano Health, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39289

Delaware	98-1524224
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

9725 NW 117th Avenue, Miami, FL	33178
(Address of principal executive offices)	(Zip Code)

(855) 226-6633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	CANO	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	CANO/WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2023, the Board of Directors (the “Board”) of Cano Health, Inc. (the “Company”) accepted Dr. Marlow Hernandez’ resignation from the Company’s Board, effective immediately.

Also effective as of August 19, 2023, the Board appointed Mark Kent, currently serving as the Company’s Interim Chief Executive Officer, as its permanent Chief Executive Officer, thereby removing the interim designation. In addition, the Board elected Mr. Kent to the Board.

Prior to his appointment as permanent Chief Executive Officer, Mr. Kent served as the Company’s Interim Chief Executive Officer since June 16, 2023 and prior to that as the Company’s Chief Strategy Officer since April 5, 2023. Prior to joining the Company in January 2023 as Senior Vice President, Medicare Advantage, Mr. Kent founded 3 startup healthcare companies which help provider practices operate successfully within value-based arrangements: Care Management Resources, Total Health Medical Centers and Your Partners in Health. He has also held numerous senior executive roles, including having served as CEO of Total Health Medical Centers from 2017 to 2023, as CEO of Women’s Health Care Hospital in Evansville, Indiana from 2014 to 2018 and as CEO & Regional President of all Humana-owned, Florida-based primary care practices, which today are known as Conviva Care Centers from 2004 to 2014. Mr. Kent is a nurse by training and earned a Master’s of Business Administration from Purdue University. He is double board certified as a Fellow of the American College of Health Care Executives and a Fellow of the American College of Medical Practice Executives. He also serves on numerous national and local boards including the Broward Health Foundation Board.

The descriptions of Mr. Kent’s employment and compensation terms are set forth in a Current Report on Form 8-K filed with the SEC on June 20, 2023. There are no family relationships between Mr. Kent and any of the Company’s directors or executive officers and there are no related-party transactions as referred to in Item 404(a) of Regulation S-K with Mr. Kent.

Item 7.01	Regulation FD Disclosure.

On August 21, 2023, the Company issued a press release announcing the actions referenced in Item 5.02 above. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference in its entirety.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated August 21, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CANO HEALTH, INC.

Date: August 21, 2023	By:	/s/ Fred Green
Fred Green
Interim Chief Legal Officer